DREYFUS GROWTH AND VALUE FUNDS, INC.
                            DREYFUS MIDCAP INDEX FUND
                            DREYFUS STOCK INDEX FUND
                           DREYFUS S&P 500 INDEX FUND


                       NOTICE OF MEETINGS OF STOCKHOLDERS


To the Stockholders:

                  Meetings of Stockholders of each investment company named above (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, July 26, 1996 at 10:00 a.m., for the following purposes:

                  1. To elect Board members to hold office until their successors are duly elected and qualified.

                  2. To ratify the selection of the Fund's independent auditors.

                  3. With respect to Dreyfus MidCap Index Fund, Dreyfus Stock Index Fund and Dreyfus S&P 500 Index Fund only, to change a certain fundamental policy and investment restriction.

                  4. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

                  Stockholders of record at the close of business on May 31, 1996 will be entitled to receive notice of and to vote at the meeting.

                                                  By Order of the Board


                                                              John E. Pelletier
                                                                  Secretary
New York, New York

 --------------------------------------------------------------
 |         WE NEED YOUR PROXY VOTE IMMEDIATELY                |
 |                                                            |
 |   A STOCKHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT,       |
 |   BUT IT IS VITAL.  BY LAW, THE MEETING OF STOCKHOLDERS    |
 |   OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT           |
 |   CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS         |
 |   REPRESENTED.  IN THAT EVENT, THE AFFECTED FUND WOULD     |
 |   CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE       |
 |   A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO       |
 |   ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS             |
 |   SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD              |
 |   IMMEDIATELY.  YOU AND ALL OTHER STOCKHOLDERS             |
 |   WILL BENEFIT FROM YOUR COOPERATION.
 --------------------------------------------------------------

                      DREYFUS GROWTH AND VALUE FUNDS, INC.
                            DREYFUS MIDCAP INDEX FUND
                            DREYFUS STOCK INDEX FUND
                           DREYFUS S&P 500 INDEX FUND


                            COMBINED PROXY STATEMENT


                            MEETINGS OF STOCKHOLDERS
                       TO BE HELD ON FRIDAY, JULY 26, 1996

                  This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus Growth and Value Funds, Inc. ("DGVF") and Dreyfus MidCap Index Fund ("DMIF"), Dreyfus Stock Index Fund ("DSIF") and Dreyfus S&P 500 Index Fund ("DSPIF," collectively, the "Index Funds" and, together with DGVF, each, a "Fund" and, collectively, the "Funds") to be used at the Meeting of Stockholders of each Fund to be held on Friday July 26, 1996 at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Meetings of Stockholders. Stockholders of record at the close of business on May 31, 1996 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name and account number. To be effective, such revocation must be received prior to the relevant Fund's meeting. In addition, any stockholder who attends a meeting in person may vote by ballot at the relevant Fund meeting, thereby canceling any proxy previously given.

                  As of May 1, 1996, the Funds had outstanding the following number of shares:

                                                           Number of Shares
                  FUND                                        OUTSTANDING

         Dreyfus Growth and Value Funds, Inc.                   6,348,455
         Dreyfus MidCap Index Fund                              7,488,900
         Dreyfus Stock Index Fund                              23,118,864
         Dreyfus S&P 500 Index Fund                            23,070,042

                  It is estimated that proxy materials will be mailed to stockholders of record on or about June 7, 1996. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL- FREE 1-800-645-6561.

                  Stockholders of each Fund will vote as a single class and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of any other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return EACH proxy card they receive.

               PROPOSAL 1. ELECTION OF BOARD MEMBERS

                 It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as Board members of their Fund. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Board member of the Funds if elected. Messrs. DiMartino, Fraser, Houminer and Mahoney and Ms. Messinger currently serve as Board members of DGVF. Messrs. DiMartino, Feldman, Meyer and Szarkowski and Ms. Wexler currently serve as Board members of the Index Funds. Biographical information about each Nominee is set forth below. Other relevant information is set forth on Exhibit A.


                                                                                                         Board
         Name, Principal Occupation and                                                                  Member
         BUSINESS EXPERIENCE FOR PAST FIVE YEARS                                            AGE          SINCE


*        JOSEPH S. DIMARTINO                                                                52         DGVF -- 1995
                                                                                                       DMIF -- 1995
                 Since January 1995, Chairman of the Board of various funds in                         DSIF -- 1995
                 the Dreyfus Family of Funds.  For more than five year prior                          DSPIF -- 1995
                 he was President, a director and, until August 1994, Chief
                 Operating Officer of The Dreyfus Corporation ("Dreyfus"), each
                 Fund's investment adviser, and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned
                 subsidiary of Dreyfus and, until August 24, 1994, each Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is also Chairman of the
                 Board of Directors of Noel Group, Inc., a venture capital
                 company; a trustee of Bucknell University; and a director of
                 The Muscular Dystrophy Association, HealthPlan Services
                 Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home
                 furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc.

         JOHN M. FRASER, JR.                                                                 74    DGVF -- 1995

                 President of Fraser Associates, a service company for planning and arranging corporate meetings and other events.

         EHUD HOUMINER                                                                       55    DGVF -- 1993

                 Since July 1991, Professor and Executive-in-Residence at the
                 Columbia Business School, Columbia University. He was President and Chief Executive Officer of Philip Morris USA, manufacturers of consumer products, from December 1988 to September 1990. He also is a Director of Avnet Inc.

         DAVID J. MAHONEY                                                                    72    DGVF -- 1995

                 President of David Mahoney Ventures since 1983.  From 1968 to
                 1983, he was Chairman and Chief Executive Officer of Norton
                 Simon Inc., a producer of consumer products and services. Mr.
                 Mahoney is also a director of National Health Laboratories
                 Inc., Bionaire Inc., and Good Samaritan Health Systems, Inc.

         GLORIA MESSINGER                                                                    66    DGVF -- 1993

                 From 1981 to 1993, Managing Director and Chief Executive Officer of ASCAP (American Society of Composers, Authors and
                 Publishers). She is a member of the Board of Directors of the Yale Law School Fund and the Theater for a New Audience, Inc., was secretary of the ASCAP Foundation and served as a Trustee of the Copyright Society of the United States. She is also a Director of Jeffrey Company and 59 Wall Street Funds and a member of numerous professional and civic organizations.

*        DAVID P. FELDMAN                                                                    56    DMIF -- 1991
                                                                                                   DSIF -- 1989
                 Corporate Vice President-Investment Management of AT&T.  He is                    DSPIF -- 1989
                 also a trustee of Corporate Property Investors, a real estate investment company.

         JACK R. MEYER                                                                       50    DMIF -- 1991
                                                                                                   DSIF -- 1989
                 President and Chief Executive Officer of Harvard Management                       DSPIF -- 1989
                 Company, an investment management company, since September
                 1990. For more than five years prior thereto, he was Treasurer and Chief Investment Officer of The Rockefeller Foundation.

         JOHN SZARKOWSKI                                                                     70    DMIF -- 1991
                                                                                                   DSIF -- 1991
                 Director Emeritus of the Department of Photography at The Museum                  DSPIF -- 1991
                 of Modern Art.  Consultant in photography.

         ANNE WEXLER                                                                         66    DMIF -- 1991
                                                                                                   DSIF -- 1991
                 Chairman of the Wexler Group, consultants specializing in                         DSPIF -- 1991
                 government relations and public affairs. She is also a Director of Alumax, Comcast Corporation, The New England Electric
                 System, and NOVA Corporation, and a member of the Board of the
                 Carter Center of Emory University, the Council of Foreign
                 Relations, the National Park Foundation, the Visiting Committee
                 of the John F. Kennedy School of Government at Harvard
                 University and the Board of Visitors of the University of
                 Maryland School of Public Affairs.

__________________
*        "Interested person" as defined in the
         Investment Company Act of 1940, as amended (the "Act").


                  The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

                  None of the Funds has a standing audit or compensation committee or any committees performing similar functions. Each Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, the function of which is to select and nominate all candidates who are not "interested persons" for election to the Fund's Board. Board members and officers of a Fund, in the aggregate, as of May 3, 1996, owned less than 1% of such Fund's outstanding shares.

                  The Funds typically pay Board members an annual retainer and a per meeting fee and reimburse them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members receive an annual retainer and a per meeting fee of one-half of the amount paid to them as Board members. For each Fund's most recent fiscal year, the number of Board meetings that were held and the rate at which Board members are paid by the Funds are set forth on Exhibit A. The Funds do not pay any other remuneration to their officers and Board members.

                  The aggregate amount of compensation paid to each Board member by a Fund for the Fund's most recent fiscal year and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:

                                                                    Total Compensation
                                         Aggregate                  from Funds and
Name of Board                            Compensation               fund complex paid
MEMBER AND FUND                          FROM EACH FUND*            TO BOARD MEMBER

Joseph S. DiMartino                                                 $448,618 (94)
  DGVF                                   $3,476
  DMIF                                   $4,153
  DSIF                                   $4,153
  DSPIF                                  $4,153

David P. Feldman                                                    $85,631 (27)
  DMIF                                   $4,000
  DSIF                                   $4,000
  DSPIF                                  $4,000

John M. Fraser, Jr.                                                 $58,606 (12)
  DGVF                                   $4,513

Ehud Houminer                                                       $55,405 (12)
  DGVF                                   $4,013

David J. Mahoney                                                    $47,250 (14)
  DGVF                                   $0

Gloria Messinger                                                    $ 5,511 (1)
  DGVF                                   $4,513

John R. Meyer                                                       $21,875 (4)
  DMIF                                   $4,500
  DSIF                                   $4,500
  DSPIF                                  $4,500

John Szarkowski                                                     $21,875 (4)
  DMIF                                   $4,500
  DSIF                                   $4,500
  DSPIF                                  $4,500

Anne Wexler                                                         $26,329 (16)
  DMIF                                   $4,500
  DSIF                                   $4,500
  DSPIF                                  $4,500


- --------------------
*    Amount does not include reimbursed expenses for attending Board meetings, which, for all Board members as a group, amounted to $239, $602, $451 and
     $507 for DGVF, DMIF, DSIF and DSPIF, respectively.

REQUIRED VOTE

                  For each Fund, election of each of the Nominees requires the affirmative vote of a plurality of the votes cast at the Fund's meeting.

          PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

                  The Act requires that each Fund's independent auditors be selected by a majority of those Board members who are not "interested persons" (as defined in the Act) of the Fund and that the employment of such independent auditors be conditioned on the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Board of each of DGVF and DMIF, including a majority of its members who are not "interested persons" of such Fund, approved the selection of Ernst & Young LLP for such Fund's current fiscal year at a Board meeting held on the date set forth on Exhibit A. The Board of each of DSPIF and DSIF, including a majority of its members who are not "interested persons" of such Fund, approved the selection of Coopers & Lybrand L.L.P. (Coopers & Lybrand L.L.P. together with Ernst & Young LLP referred to collectively as the "Auditors") for such Fund's current fiscal year at a Board meeting held on the date set forth on Exhibit A.

                  The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the stockholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in any Fund or Dreyfus.

                  The Auditors are major international independent accounting firms, and have been the auditors of the respective Funds since each Fund's inception. Each Fund's Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the respective Fund's best interests.

                  Representatives of the Auditors are expected to be present at the meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.

EACH FUND'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF THE AUDITORS.


     PROPOSAL 3. APPROVAL OF A CHANGE TO A CERTAIN FUNDAMENTAL POLICY AND
                 INVESTMENT RESTRICTION OF THE INDEX FUNDS

     ONLY STOCKHOLDERS OF THE INDEX FUNDS VOTE ON THIS PROPOSAL.

                  The Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies which may not be changed without stockholder approval. These policies relate to (a) the classification and subclassification under the Act within which the Index Funds may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f) purchasing and selling real estate or commodities and (g) making loans to other persons. When the Index Funds were formed, each Fund's Board designated a number of other policies as fundamental, in large part in response to certain state regulatory, business or industry conditions that are no longer in effect. One such policy concerns purchases of securities issued by unseasoned issuers. This policy, which has been adopted by each Index Fund as a fundamental policy, prohibits the Index Fund from purchasing securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of such Index Fund's investments in all such companies to exceed 5% of the value of the Index Fund's total assets.

                  Accordingly, to give Dreyfus the full investment opportunities the market affords and, in so doing, to afford it the investment flexibility to permit the Index Funds to be competitive with other similar funds, each Index Fund's Board recommends that the policy regarding purchases of securities issued by unseasoned issuers be changed from a fundamental policy to a non-fundamental policy. All other fundamental policies that currently exist for the Index Funds would remain fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Act) of the outstanding voting securities of a Fund, while non- fundamental policies may be changed by a vote of a majority of the Fund's Board members at any time without stockholder approval.


REQUIRED VOTE AND BOARD MEMBERS' RECOMMENDATION

                  Approval of this proposal requires the affirmative vote of (a) 67% of the voting securities present at this meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less.

EACH INDEX FUND'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.


                             ADDITIONAL INFORMATION

                   Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's investment adviser.


                   Mellon Equity Associates, 500 Grant Street, Pittsburgh, PA 15258, serves as the index fund manager to each Index Fund.


                   Premier Mutual Fund Services, Inc. (the "Distributor"), with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as each Fund's distributor.

                   As of May 3, 1996, no stockholder was known by a Fund to be the beneficial owner of more than 5% of the Fund's outstanding voting securities.


                                  OTHER MATTERS

                  If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of a Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposal 3.

                  In the event that a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve Proposal 3 are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies on Proposal 3. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" Proposal 3 in favor of such adjournments, and will vote those proxies required to be voted "AGAINST" Proposal 3 against any adjournment. A quorum is constituted with respect to the Index Funds by the presence in person or by proxy of the holders of one-third or more of the outstanding shares entitled to vote at the meeting.

                  Each Fund's Board is not aware of any other matters which may come before the meeting. However, should any such matters with respect to one or more Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

                  Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

                  Unless otherwise required under the Act, ordinarily it will not be necessary for a Fund to hold annual meetings of stockholders. As a result, a Fund's stockholders will not consider each year the election of Board members or the appointment of auditors. However, a Fund's Board will call a meeting of its stockholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by stockholders. Under the Act, stockholders of record of not less than two-thirds of a Fund's outstanding shares may remove Board members of such Fund through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under each Fund's By-Laws, the Board members are required to call a meeting of stockholders for the purpose of voting upon the question of removal of any such Board members when requested in writing to do so by the stockholders of record of not less than 10% of such Fund's outstanding shares. Stockholders wishing to submit proposals for inclusion in a Fund's proxy statement for a subsequent stockholder meeting should send their written submissions to the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel.


                       NOTICE TO BANKS, BROKER/DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

                  Please advise the appropriate Fund, in care of Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, Attention: Dreyfus Growth and Value Funds, Inc., Dreyfus MidCap Index Fund, Dreyfus Stock Index Fund and Dreyfus S&P 500 Index Fund as the case may be, P.O. Box 9671, Providence, Rhode Island 02940-9671, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.


Dated:  June 7, 1996

                                                                   EXHIBIT A

                                     PART I

                Part I sets forth information relevant to the current Board, auditors and share ownership for the Funds.


                             PERTAINING TO THE BOARD

o Number of Board, and where applicable committee, meetings held by each Fund during the last fiscal year: Four

o Board members, if any, attending fewer than 75% of all Board and committee meetings held in the last fiscal year during the period the Board member was in office: None

o    Rate at which Board members are paid (annual retainer/per meeting fee):
     $2,500/$500 by each Index Fund $5,000/$500 by DGVF


                             PERTAINING TO AUDITORS

o    Date Board last approved Auditors:

                                   DGVF -- September 14, 1995
                                   DMIF -- November 9, 1995
                                   DSIF -- February 2, 1996
                                   DSPIF -- November 9, 1995

                                     PART II

                  Part II sets forth information relevant to the executive officers of each Fund and Fund share ownership of officers, Board members and
Nominees:

Name and Position                                                Principal Occupation and Business
WITH FUNDS                                           AGE         EXPERIENCE FOR PAST FIVE YEARS

MARIE E. CONNOLLY                                    38          President, Chief Executive Officer and a director
     President and Treasurer                                     of the Distributor and an officer of other investment
                                                                 companies advised or administered by Dreyfus. From
                                                                 December 1991 to July 1994, she was President and
                                                                 Chief Compliance Officer of Funds  Distributor,
                                                                 Inc., the ultimate parent of which is Boston
                                                                 Institutional Group, Inc. Prior to December 1991,
                                                                 she served as Vice President and Controller, and later as
                                                                 Senior Vice President, of The Boston Company Advisors, Inc.

JOHN E. PELLETIER                                    31          Senior Vice President and General Counsel
     Vice President and Secretary                                of the Distributor and an officer of
                                                                 other investment companies advised or administered
                                                                 by Dreyfus. From February 1992 to July 1994,
                                                                 he served as Counsel for The Boston Company
                                                                 Advisors, Inc. From August 1990 to February 1992,
                                                                 he was employed as an Associate at Ropes & Gray.

FREDERICK C. DEY                                     34          Senior Vice President of the Distributor and an
     Vice President and Assistant Treasurer                      officer of other investment companies advised or
                                                                 administered by Dreyfus. From 1988 to August 1994,
                                                                 he was manager of the High Performance Fabric
                                                                 Division of Springs Industries Inc.

ERIC B. FISCHMAN                                     31          Associate General Counsel of the Distributor and
     Vice President and Assistant Secretary                      an officer of other investment companies advised or
                                                                 administered by Dreyfus. From September 1992 to
                                                                 August 1994, he was an attorney with the Board of
                                                                 Governors of the Federal Reserve System.

ELIZABETH BACHMAN                                    26          Assistant Vice President of the Distributor and
     Vice President and                                          an officer of other investment companies adivsed
     Assistant Secretary                                         or administered by Dreyfus.
                                                                 administered by Dreyfus.

JOSEPH S. TOWER, III                                 33          Senior Vice President, Treasurer and
     Assistant Treasurer                                         Chief Financial Officer of the
                                                                 Distributor and an officer of other
                                                                 investment companies advised or
                                                                 administered by Dreyfus.  From July
                                                                 1988 to August 1994, he was employed
                                                                 by The Boston Company, Inc. where he
                                                                 held various management positions in
                                                                 the Corporate Finance and Treasury
                                                                 areas.

JOHN J. PYBURN                                       60          Assistant Treasurer of the Distributor
     Assistant Treasurer                                         and an officer of other investment
                                                                 companies advised or administered by
                                                                 Dreyfus.  From 1984 to July 1994, he
                                                                 was Assistant Vice President in the
                                                                 Mutual Fund Accounting Department of
                                                                 Dreyfus.

MARGARET PARDO                                       27          Legal Assistant with the Distributor and
     Assistant Secretary                                         an officer of other investment companies
                                                                 advised or administered by Dreyfus.  From
                                                                 June 1992 to April 1995, she was a Medical
                                                                 Coordination Officer at ORBIS International.
                                                                 Prior to June 1992, she worked as a Program
                                                                 Coordinator at Physicians World Communications Group.


                  The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

                  The following table presents certain information for each Fund regarding the beneficial ownership of its shares as of May 3, 1996 by each officer, Board member and Nominee of the Fund owning shares on such date. In each case, such amount constitutes less than 1% of the Fund's outstanding shares.

                                                     Name of Officer or                             Number
NAME OF FUND                                         BOARD MEMBER/NOMINEE                           OF SHARES

DGVF                                                 Gloria Messinger
  Dreyfus Large Company
   Growth Series                                                                                       995.524
  Dreyfus Large Company
   Value Series                                                                                     l,164.313
  Dreyfus Small Company
   Value Series                                                                                     2,237.783
DGVF                                                 Joseph S. DiMartino
  Dreyfus Emerging Leaders
   Series                                                                                             686.755


                      DREYFUS GROWTH AND VALUE FUNDS, INC.



                  The undersigned stockholder of DREYFUS GROWTH AND VALUE FUNDS, INC. hereby appoints Steven F. Newman and Todd Lebo and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of DREYFUS GROWTH AND VALUE FUNDS, INC. standing in the name of the undersigned at the close of business on May 31, 1996 at a Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, July 26, 1996, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

                  Please mark boxes in blue or black ink.

     1. Election of Additional Board Members.

 ----            ----                             ----
/   / FOR All   /   /  WITHHOLD authority only   /   / WITHHOLD
- ---   Nominees  ----   for those Nominee(s)      ----  authority for
                       whose name(s) I have            ALL Nominees
                       written below


Nominees are:  Joseph S. DiMartino, John M. Fraser, Jr., Ehud
Houminer, David J. Mahoney, Gloria Messinger, David P. Feldman, Jack R. Meyer, John Szarkowski and Anne Wexler

- --------------------------------------------------------------


     2. To ratify the selection of the Fund's independent auditors.
          ----             ----              ----
         /   /  FOR       /   /    AGAINST  /   / ABSTAIN
         ----             ----              ----
                  3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

                                  Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.



DATED: _______________, 1996



                                                       _________________________
                                                                 Signature(s)




                                                        ________________________
                                                                 Signature(s)




Sign, Date and Return the Proxy
  Card Promptly Using the
  Enclosed Envelope

                            DREYFUS MIDCAP INDEX FUND

                  The undersigned stockholder of DREYFUS MIDCAP INDEX FUND hereby appoints Steven F. Newman and Todd Lebo and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of DREYFUS MIDCAP INDEX FUND standing in the name of the undersigned at the close of business on May 31, 1996 at a Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, July 26, 1996, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.


     Please mark boxes in blue or black ink.

     1. Election of Additional Board Members.


 ----            ----                             ----
/   / FOR All   /   /  WITHHOLD authority only   /   / WITHHOLD
- ---   Nominees  ----   for those Nominee(s)      ----  authority for
                       whose name(s) I have            ALL Nominees
                       written below


Nominees are:  Joseph S. DiMartino, John M. Fraser, Jr., Ehud
Houminer, David J. Mahoney, Gloria Messinger, David P. Feldman, Jack R. Meyer, John Szarkowski and Anne Wexler

- --------------------------------------------------------------


     2. To ratify the selection of the Fund's independent auditors.
          ----             ----              ----
         /   /  FOR       /   /  AGAINST    /   /  ABSTAIN
         ----             ----              ----

                  3. To change a certain fundamental policy and investment restriction of the Fund.

          ----             ----              ----
         /   /  FOR       /   /  AGAINST    /   /  ABSTAIN
         ----             ----              ----
                  4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

                                  Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.



DATED:________________, 1996



                                                       _________________________
                                                                 Signature(s)




                                                        ________________________
                                                                Signature(s)




Sign, Date and Return the Proxy
  Card Promptly Using the
  Enclosed Envelope

                            DREYFUS STOCK INDEX FUND

                  The undersigned stockholder of DREYFUS STOCK INDEX FUND hereby appoints Steven F. Newman and Todd Lebo and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of DREYFUS STOCK INDEX FUND standing in the name of the undersigned at the close of business on May 31, 1996 at a Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, July 26, 1996, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

                  Please mark boxes in blue or black ink.

                  1.     Election of Additional Board Members.


 ----            ----                             ----
/   / FOR All   /   /  WITHHOLD authority only   /   / WITHHOLD
- ---   Nominees  ----   for those Nominee(s)      ----  authority for
                       whose name(s) I have            ALL Nominees
                       written below


Nominees are:  Joseph S. DiMartino, John M. Fraser, Jr., Ehud
Houminer, David J. Mahoney, Gloria Messinger, David P. Feldman, Jack R. Meyer, John Szarkowski and Anne Wexler

- --------------------------------------------------------------


                  2.     To ratify the selection of the Fund's independent
auditors.
          ----             ----              ----
         /   /  FOR       /   /  AGAINST    /   /  ABSTAIN
         ----             ----              ----


                  3. To change a certain fundamental policy and investment restriction of the Fund.

           ----             ----              ----
         /   /  FOR       /   /  AGAINST    /   /  ABSTAIN
         ----             ----              ----

                  4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

                                  Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.



DATED:________________, 1996



                                                         _______________________
                                                                 Signature(s)




                                                          ______________________
                                                                Signature(s)




Sign, Date and Return the Proxy
  Card Promptly Using the
  Enclosed Envelope

                           DREYFUS S&P 500 INDEX FUND

                  The undersigned stockholder of DREYFUS S&P 500 INDEX FUND hereby appoints Steven F. Newman and Todd Lebo and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of DREYFUS S&P 500 INDEX FUND standing in the name of the undersigned at the close of business on May 31, 1996 at a Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, July 26, 1996, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

                  Please mark boxes in blue or black ink.

                  1.     Election of Additional Board Members.

 ----            ----                             ----
/   / FOR All   /   /  WITHHOLD authority only   /   / WITHHOLD
- ---   Nominees  ----   for those Nominee(s)      ----  authority for
                       whose name(s) I have            ALL Nominees
                       written below

Nominees are:  Joseph S. DiMartino, John M. Fraser, Jr., Ehud
Houminer, David J. Mahoney, Gloria Messinger, David P. Feldman, Jack R. Meyer, John Szarkowski and Anne Wexler

- --------------------------------------------------------------


                  2.     To ratify the selection of the Fund's independent
auditors.
          ----             ----              ----
         /   /  FOR       /   /  AGAINST    /   /  ABSTAIN
         ----             ----              ----

                  3. To change a certain fundamental policy and investment restriction of the Fund.

          ----             ----              ----
         /   /  FOR       /   /  AGAINST    /   /  ABSTAIN
         ----             ----              ----
                  4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

                                  Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.



DATED:________________, 1996



                                                      __________________________
                                                                 Signature(s)




                                                      __________________________
                                                                  Signature(s)




Sign, Date and Return the Proxy
  Card Promptly Using the
  Enclosed Envelope